Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Exhibit 10.1
AMENDMENT NO. 5
TO THE
SUPPLY AND LICENSE AGREEMENT
BY AND BETWEEN
HESKA CORPORATION
AND
INTERVET INC., d/b/a MERCK ANIMAL HEALTH

This AMENDMENT NO. 5, dated as of this 30th day of October, 2015 (“Amendment No. 5”), to the Supply and License Agreement, dated as of August 1, 2003 (as amended from time to time and hereinafter collectively referred to as the “Agreement”), is made by and between INTERVET INC., d/b/a MERCK ANIMAL HEALTH (“MAH”), and HESKA CORPORATION (“Heska”).
RECITALS:
WHEREAS, MAH (formerly called Schering-Plough Animal Health Corporation) and Heska entered into the Agreement to, among other things, provide for the supply by Heska to MAH of certain veterinary products; and
WHEREAS, MAH and Heska desire to amend the Agreement to, among other things, modify certain provisions of the Agreement.
NOW, THEREFORE, MAH and Heska hereby agree to amend the Agreement as follows:
1.    Unless otherwise defined herein, each of the capitalized terms used in this Amendment shall have the meaning ascribed to it in the Agreement. Any references to “Schering” in the Agreement and in the amended language of the Agreement contained in this Amendment No. 5 shall be deemed to refer to MAH. MAH and Heska are each a “Party” and collectively the “Parties”.
2.    Pursuant to that certain letter agreement between the Parties dated as of August 14, 2015, Heska granted MAH certain non-exclusive rights to Non-Veterinarian Channels (as defined below) for the period up to and including December 31, 2016. Effective as of January 1, 2017, the following changes to the Agreement are hereby made:
(a)    A new Section 1.17 is hereby added to the Agreement as follows:
"1.17     "Non-Veterinarian Channels" shall mean any portion of the retail channel that does not maintain a Permitted Distributor relationship with a Veterinary Institution with respect to the Product, including but not limited to retail pharmacies, big box stores, Internet based online pharmacies not meeting the definition of Permitted Distributor, pet specialty stores and in each case, their respective e-commerce outlets. Non-Veterinarian Channels specifically excludes the Over-the-counter channel."

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

(b)    Section 2.1(a) is hereby deleted in its entirety and replaced with the following:
"(a)     During the term of this Agreement, Heska shall be the exclusive supplier of the Product to Schering solely for the exclusive distribution and sale of the Product by Schering to Veterinarians (including Permitted Distributors) and the Non-Veterinarian Channels in the Territory. Schering shall have the right to (i) grant sublicenses, and (ii) private label, in connection with its sale of the Product in the Territory. The rights to the Product retained by Heska under this Agreement include the Over-the-counter channel, but, subject to Section 2.7, will specifically exclude the right to distribute and sell the Product to Veterinarians, Permitted Distributors and the Non-Veterinarian Channels in the Territory."
(b)    Section 2.1(b) is hereby deleted in its entirety and replaced with the following:
"(b)     [***]
(c)    All references to "Veterinarians" in Sections 2.1(c), 2.12 and 2.13 are hereby replaced with "Veterinarians and the Non-Veterinarian Channels."
3.    The Parties further agree that notwithstanding anything to the contrary contained in the Agreement, [***] Heska agrees that it will manufacture and supply Products [***] MAH will be responsible for the upfront cost [***] development and shall reimburse Heska for any and all reasonable, actually incurred costs related thereto. In addition, any and all reasonable, actually incurred destruction costs for obsolete packaging incurred by Heska [***]
4.    Exhibit A of the Agreement is hereby deleted in its entirety and replaced with Exhibit A-1 attached to this Amendment.
5.    The last sentence of Section 2.7 of the Agreement is hereby deleted in its entirety and replaced with the following:
“If Schering fails to purchase enough Product in a Calendar Year to satisfy the Annual Minimum Purchase Requirement for that Calendar Year, then Schering may pay to Heska the amount of the shortfall, in which case this Agreement will continue as if Schering had met the Annual Minimum Purchase Requirement. If Schering fails to purchase enough Product in a Calendar Year to satisfy the Annual Minimum Purchase Requirement for that Calendar Year, the Parties shall meet within thirty (30) days after the end of such Calendar Year to discuss in good faith the reasons behind the shortfall and possible adjustments to the Annual Minimum Purchase Requirements, which Heska may accept or reject in its sole discretion. Following such

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

discussions, if Heska has not agreed in its sole discretion to change the Annual Minimum Purchase Requirement for the Calendar Year in question, and Schering fails to make the necessary shortfall payment within sixty (60) days following the end of such Calendar Year, Heska has the right upon written notice to Schering to convert this Agreement into a non-exclusive Agreement, in which case Schering shall be subject to no Annual Minimum Purchase Requirements going forward. The foregoing right to convert this Agreement into a non-exclusive Agreement is Heska's sole and exclusive remedy for Schering's failure to purchase enough Product in a Calendar Year to satisfy the Annual Minimum Purchase Requirement for that Calendar Year; provided, however, in the event of Heska's exercise of such right, [***] and thereafter during the term of this Agreement, Heska has the right upon sixty (60) days prior written notice to Schering to terminate this Agreement without liability therefor. [***]
6.    Heska and MAH will discuss in good faith the implementation of private label, bundling, co-promotion and/or other similar sales strategies using the TriHeart Plus Product (or an equivalent private label brand) and Heska’s canine heartworm diagnostic testing product SoloStep (or an equivalent private label brand).
7.    Except as expressly modified by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

IN WITNESS WHEREOF, each of MAH and Heska has caused this Amendment to be executed by its respective duly authorized officer as of the date first above written.
HESKA CORPORATION
By:    /s/ Michael J. McGinley
Name:    Michael J. McGinley
Title:     President, Biologicals & Pharmaceuticals
INTERVET INC.
By:    [***]
Name:    [***]
Title:    [***]

Merck Animal Health Legal
Approved
21OCTOBER2015
[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A-1
PRICE, MINIMUM PURCHASE SIZE AND ANNUAL MINIMUM PURCHASE REQUIREMENT

1.
Pricing. The initial Product transfer price for all orders placed by MAH and delivered by Heska during a Calendar Year shall be volume-tiered as set forth below and based on MAH’s good faith forecast of projected purchases of Product for such Calendar Year provided to Heska pursuant to Section 2.2. [***]

Product Transfer Price:

	[***]	[***]	[***]	[***]
Small Tablets	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
Medium Tablets	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
Large Tablets	[***]	[***]	[***]	[***]

Prices and volumes are per Product packet, each packet consisting of six (6) tablets. MAH may order, and Heska will deliver, single-blister Small Tablets to be used as samples by MAH. The Product Transfer Price for such samples will be [***] Sample purchases will be included in the calculation of MAH’s Annual Minimum Purchase Requirements set forth in Section 3 of this Exhibit A-1.
Prices are for the packaging format currently in effect as of the effective date of this Amendment No. 5. Packaging format changes required by the FDA or other regulatory authorities shall be paid for by Heska. Packaging formats not required by the FDA or

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

other regulatory authorities and requested by MAH shall be the responsibility of MAH, and MAH shall reimburse Heska for its documented costs related to such changes in packaging format.

2.	Minimum Purchase Size:

a.	Small Tablets: [***]

b.	Medium Tablets: [***]

c.	Large Tablets: [***]

3.	Annual Minimum Purchase Requirement Per Calendar Year:

a.	2015: [***]

b.	2016: [***]

c.	2017: [***]

d.	2018: [***]

e.	2019+: The annual minimum purchase requirement for each year going forward [***]